UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23255

Vivaldi Opportunities Fund

(Exact name of registrant as specified in charter)

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Terrance P. Gallagher

235 West Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

registrant's telephone number, including area code: (414) 299-2270

Date of fiscal year end: March 31

Date of reporting period: March 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

Annual Report
March 31, 2020
VIVALDI
OPPORTUNITIES FUND
(NYSE: VAM)
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Vivaldi Opportunities Fund’s (the “Fund’s”) shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports.
Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold shares at the Fund’s transfer agent, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund, c/o UMB Fund Services at 235 West Galena Street, Milwaukee, WI 53212, or by calling toll-free at 1 (877) 779-1999. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary. You may elect to receive all future reports in paper free of charge.
You can inform the Fund or your financial intermediary, as applicable, that you wish to continue to receive paper copies of your shareholder reports by contacting them directly. Your election to receive reports in paper will apply to the Fund and all funds held through your financial intermediary, as applicable

Vivaldi Asset Management, LLC | 225 W. Wacker Dr. | Suite 2100 | Chicago, IL 60606 | P: 312.248.8300

Vivaldi Opportunities Fund
This report and the financial statements contained herein are provided for the general information of the shareholders of Vivaldi Opportunities Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Grant Thornton LLP
Grant Thornton Tower
171 N. Clark Street, Suite 200
Chicago, IL 60601-3370
D +1 312 856 0200
F +1 312 565 4719
gt.com
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Board of Directors and Shareholders
Vivaldi Opportunities Fund
Opinion on the financial statements
We have audited the accompanying statement of assets and liabilities of Vivaldi Opportunities Fund (the “Fund”), including the schedule of investments, as of March 31, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from October 2, 2017 (commencement of operations) through March 31, 2018, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, and the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from October 2, 2017 (commencement of operations) through March 31, 2018, in conformity with accounting principles generally accepted in the United States of America.
Basis for opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodians and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ GRANT THORNTON LLP
We have served as the Fund’s auditor since 2017.
Chicago, Illinois
June 26, 2020

Vivaldi Opportunities Fund
SCHEDULE OF INVESTMENTS
As of March 31, 2020

Principal Amount		Value
	ASSET-BACKED SECURITIES – 13.9%
$500,000	ARES XLIV CLO Ltd. Series 2017-44A, Class E, 9.881% (3-Month USD Libor+805 basis points), 10/15/20291,2,3,4	$315,922
500,000	Ashford Hospitality Trust Series 2018-KEYS, Class F, 6.705% (1-Month USD Libor+600 basis points), 5/15/20351,2,3,4	366,918
500,000	BlueMountain CLO XXVI Ltd. Series 2019-26A, Class E, 9.526% (3-Month USD Libor+770 basis points), 10/20/20321,2,3,4	358,532
250,000	Connecticut Avenue Securities Trust Series 2020-R02, Class 2B1, 3.947% (1-Month USD Libor+300 basis points), 1/25/20401,2,3,4	101,430
300,000	Continental Credit Card ABS LLC Series 2019-1A, Class B, 4.950%, 8/15/20261,2	280,106
500,000	CPS Auto Receivables Trust Series 2017-D, Class E, 5.300%, 6/17/20241,2	491,971
300,000	CPS Auto Receivables Trust Series 2019-C, Class F, 6.940%, 9/15/20261,2	227,867
500,000	Deephaven Residential Mortgage Trust Series 2018-4A, Class B2, 6.125%, 10/25/20581,2,4	445,100
600,000	Series 2019-3A, Class B1, 4.258%, 7/25/20591,2,4	575,638
500,000	Diamond CLO 2019-1 Ltd. Series 2019-1A, Class E, 9.844% (3-Month USD Libor+805 basis points), 4/25/20291,2,3,4	360,729
250,000	First Investors Auto Owner Trust Series 2019-1A, Class F, 6.150%, 7/15/20261,2	203,323
100,000	Foursight Capital Automobile Receivables Trust Series 2019-1, Class E, 4.300%, 9/15/20251,2	95,238
500,000	Legacy Mortgage Asset Trust Series 2019-GS5, Class A2, 4.250%, 5/25/20591,2,5	420,448
250,000	Magnetite XVI Ltd. Series 2015-16A, Class F, 8.319% (3-Month USD Libor+650 basis points), 1/18/20281,2,3,4	165,818
269,711	MASTR Adjustable Rate Mortgages Trust Series 2005-7, Class 2A1, 3.679%, 9/25/20352,4	240,455
1,000,000	MMCF CLO LLC Series 2017-1A, Class D, 8.211% (3-Month USD Libor+638 basis points), 1/15/20281,2,3,4	773,094
1,000,000	Monroe Capital MML CLO VI Ltd. Series 2018-1A, Class E, 8.731% (3-Month USD Libor+690 basis points), 4/15/20301,2,3,4	651,628
322,364	Mosaic Solar Loan Trust Series 2018-1A, Class C, 0.000%, 6/22/20431,2	267,703
367,482	Series 2019-1A, Class B, 0.000%, 12/21/20431,2	312,199

Vivaldi Opportunities Fund
SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2020

Principal Amount		Value
	ASSET-BACKED SECURITIES (Continued)
$500,000	New Residential Mortgage Loan Trust Series 2019-NQM1, Class B2, 5.477%, 1/25/20491,2,4	$439,664
750,000	Palmer Square CLO Ltd. Series 2019-1A, Class SUB, 0.000%, 4/20/20271,2,4	205,676
750,000	Palmer Square Loan Funding Ltd. Series 2019-3A, Class SUB, 0.000%, 8/20/20271,2,4	358,579
750,000	Series 2019-4A, Class SUB, 0.000%, 10/24/20271,2,4	391,066
200,000	Prosper Marketplace Issuance Trust Series Series 2019-2A, Class C, 5.050%, 9/15/20251,2	178,166
692,680	RBSSP Resecuritization Trust Series 2009-10, Class 2A2, 2.000%, 1/26/20371,2,4	407,225
200,000	Residential Mortgage Loan Trust Series 2019-3, Class B2, 5.664%, 9/25/20591,2,4	178,976
500,000	Saranac Clo VIII Ltd. Series 2020-8A, Class E, 9.749% (3-Month USD Libor+812 basis points), 2/20/20331,2,3,4	255,667
185,793	Velocity Commercial Capital Loan Trust Series 2018-1, Class M6, 7.260%, 4/25/20481,2	122,663
	TOTAL ASSET-BACKED SECURITIES (Cost $12,566,349)	9,191,801
	BANK LOANS – 7.3%
1,900,000	BJ Services 12.240%, 1/3/20236	1,900,000
941,220	Juul 10.251%, 8/2/20236	941,220
1,514,165	Murray Energy Corp 11.500%, 2/12/20212,6	1,514,165
464,423	Premier Brands Group Holdings LLC 9.116%, 3/20/20246	462,565
	TOTAL BANK LOANS (Cost $4,782,505)	4,817,950

Vivaldi Opportunities Fund
SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2020

Number of Shares		Value
	CLOSED-END FUNDS – 18.4%
44,510	Aberdeen Emerging Markets Equity Income Fund, Inc.7	$230,562
78,722	Aberdeen Total Dynamic Dividend Fund7	517,991
6,058	AllianzGI Artificial Intelligence & Technology Opportunities Fund	96,928
43,129	AllianzGI NFJ Dividend Interest & Premium Strategy Fund7	414,470
3,468	BlackRock California Municipal Income Trust	44,009
88,742	BlackRock Debt Strategies Fund, Inc.7	749,870
1,413	BlackRock MuniHoldings California Quality Fund, Inc.	18,835
21,029	BlackRock New York Municipal Income Quality Trust	262,863
65,868	BlackRock Resources & Commodities Strategy Trust	331,975
59,203	BrandywineGLOBAL Global Income Opportunities Fund, Inc.7	624,000
1,767	ClearBridge MLP & Midstream Total Return Fund, Inc.	2,438
27,727	Clough Global Equity Fund	245,384
42,968	Clough Global Opportunities Fund7	308,081
33,178	Cohen & Steers Quality Income Realty Fund, Inc.	299,929
22,623	Delaware Enhanced Global Dividend & Income Fund7	168,541
60,863	Duff & Phelps Utility and Corporate Bond Trust, Inc.	509,423
34,985	Eaton Vance Floating-Rate Income Plus Fund	406,876
34,787	Eaton Vance Ltd. Duration Income Fund7	367,699
23,068	Eaton Vance Municipal Bond Fund	287,889
45,709	Eaton Vance Senior Income Trust	210,718
7,626	Eaton Vance Tax-Managed Buy-Write Strategy Fund	58,339
29,634	Highland Global Allocation Fund/CEF	128,908
42,501	Highland Income Fund7	362,534
4,125	India Fund, Inc.7	56,183
19,756	Invesco Dynamic Credit Opportunities Fund7	157,653
17,972	Invesco High Income Trust II7	192,480
54,727	Invesco Senior Income Trust7	176,221
13,254	John Hancock Tax-Advantaged Global Shareholder Yield Fund	66,403
28,243	Kayne Anderson Midstream/Energy Fund, Inc.	94,049
44,895	Kayne Anderson MLP/Midstream Investment Co.7	162,969
4,658	Neuberger Berman High Yield Strategies Fund, Inc.	40,431
11,170	Neuberger Berman New York Municipal Fund, Inc.	129,237
20,709	NexPoint Strategic Opportunities Fund	171,056
9,887	Nuveen AMT-Free Municipal Credit Income Fund	145,141
42,789	Nuveen Credit Strategies Income Fund7	242,614
19,217	Nuveen Georgia Quality Municipal Income Fund	228,298
3,521	Nuveen Intermediate Duration Quality Municipal Term Fund7	46,935
3,596	Nuveen Ohio Quality Municipal Income Fund	52,969
70,524	PGIM Global High Yield Fund, Inc.7	779,995
19,271	PGIM High Yield Bond Fund, Inc.7	223,158
315	PIMCO Dynamic Credit and Mortgage Income Fund	5,298
46,228	PIMCO Energy & Tactical Credit Opportunities Fund	248,244
19,391	Pioneer Floating Rate Trust	148,341
3,959	Putnam Municipal Opportunities Trust	47,231

Vivaldi Opportunities Fund
SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2020

Number of Shares		Value
	CLOSED-END FUNDS (Continued)
32,800	Royce Micro-Cap Trust, Inc.	$182,368
9,850	Source Capital, Inc.	302,296
10,904	Special Opportunities Fund, Inc.7	103,588
27,975	Swiss Helvetia Fund, Inc.	194,426
15,809	Templeton Global Income Fund7	84,578
44,940	Voya Global Equity Dividend and Premium Opportunity Fund	204,926
30,334	Voya Natural Resources Equity Income Fund	65,521
143,190	Voya Prime Rate Trust7	531,235
26,883	Wells Fargo Income Opportunities Fund	171,514
31,971	Western Asset Global High Income Fund, Inc.7	239,143
	TOTAL CLOSED-END FUNDS (Cost $15,822,861)	12,142,763
Principal Amount
	COLLATERALIZED MORTGAGE OBLIGATIONS – 10.3%
$6,196,100	Alternative Loan Trust Series 2006-HY10, Class 1X, 0.475%, 5/25/20362,4	80,159
442,164	American Home Mortgage Assets Trust Series 2006-6, Class XP, 1.981%, 12/25/20462,4	48,097
195,439	American Home Mortgage Investment Trust Series 2006-1, Class 12A1, 1.347% (1-Month USD Libor+40 basis points), 3/25/20462,3,4	159,443
1,229,423	Series 2006-2, Class 1A2, 1.267% (1-Month USD Libor+32 basis points), 6/25/20462,3,4	337,169
250,000	Atrium Hotel Portfolio Trust Series 2018-ATRM, Class F, 4.705% (1-Month USD Libor+400 basis points), 6/15/20351,3,4	184,139
500,000	BAMLL Commercial Mortgage Securities Trust Series 2019-AHT, Class F, 4.904% (1-Month USD Libor+420 basis points), 3/15/20341,3,4	309,578
200,000	BBCMS Trust Series 2018-CBM, Class F, 4.854% (1-Month USD Libor+415 basis points), 7/15/20371,3,4	177,131
250,000	CGDB Commercial Mortgage Trust Series 2019-MOB, Class G, 3.696% (1-Month USD Libor+299 basis points), 11/15/20361,3,4	162,975
6,218,618	CHL Mortgage Pass-Through Trust Series 2004-29, Class 1X, 0.958%, 2/25/20352,4	129,689
100,000	Csail Commercial Mortgage Trust Series 2015-C2, Class C, 4.192%, 6/15/20572,4	86,992
500,000	CSMC Trust Series 2018-RPL2, Class A2, 4.298%, 8/25/20621,2,4	404,840
500,000	Series 2017-PFHP, Class G, 6.854% (1-Month USD Libor+615 basis points), 12/15/20301,3,4	419,073

Vivaldi Opportunities Fund
SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2020

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
$2,000,000	Deutsche Alt-A Securities Mortgage Loan Trust Series Series 2007-BAR1, Class A4, 1.187% (1-Month USD Libor+24 basis points), 3/25/20372,3,4	$178,642
400,000	Foursight Capital Automobile Receivables Trust Series 2020-1, Class F, 4.620%, 6/15/20271,2	272,435
250,000	GS Mortgage Securities Corp. Trust Series 2019-SMP, Class F, 3.805% (1-Month USD Libor+310 basis points), 8/15/20321,3,4	176,111
250,000	GS Mortgage Securities Trust Series 2018-HART, Class F, 4.605% (1-Month USD Libor+390 basis points), 10/15/20311,3,4	210,919
3,373,039	IndyMac INDX Mortgage Loan Trust Series 2004-AR12, Class AX2, 1.262%, 12/25/20342,4	125,544
250,000	J.P. Morgan Chase Commercial Mortgage Securities Trust Series 2018-ASH8, Class F, 4.705% (1-Month USD Libor+400 basis points), 2/15/20351,2,3,4	216,119
289,964	Luminent Mortgage Trust Series 2006-6, Class A2B, 1.187% (1-Month USD Libor+24 basis points), 10/25/20462,3,4	254,068
25,342	Morgan Stanley Mortgage Loan Trust Series 2007-10XS, Class A2, 6.250%, 2/25/20372,4	14,816
525,719	Series 2007-7AX, Class 2A1, 1.067% (1-Month USD Libor+12 basis points), 4/25/20372,3,4	257,216
160,490	Motel 6 Trust Series 2017-MTL6, Class F, 4.954% (1-Month USD Libor+425 basis points), 8/15/20341,3,4	85,406
455,967	RALI Series Trust Series 2006-QS17, Class A7, 6.000%, 12/25/20362	397,680
1,050,487	Series 2008-QR1, Class 1A4, 6.000%, 8/25/20362	849,762
1,539,276	Residential Asset Securitization Trust Series 2006-A8, Class 2A7, 6.500%, 8/25/20362	683,377
432,381	Series 2007-A6, Class 1A3, 6.000%, 6/25/20372	331,046
250,000	Verus Securitization Trust Series 2019-3, Class B1, 4.043%, 7/25/20591,2,4	239,442
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $8,495,855)	6,791,868

Vivaldi Opportunities Fund
SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2020

Number of Shares		Value
	COMMON STOCKS – 11.3%
	FINANCIALS – 5.5%
4,504	8i Enterprises Acquisition Corp.*,8	$45,040
2,518	Act II Global Acquisition Corp. – Class A*,8	24,853
5,404	Alberton Acquisition Corp.*,8	48,852
9,323	Alussa Energy Acquisition Corp.*,8	92,298
6,577	Amplitude Healthcare Acquisition Corp.*	64,126
5,590	Andina Acquisition Corp. III*,8	56,906
4,058	Ares Capital Corp.	43,745
131,408	Barings BDC, Inc.7	982,932
3,127	CF Finance Acquisition Corp.*	32,208
2,050	Churchill Capital Corp. II*	20,705
2,695	CIIG Merger Corp.*	26,384
3,744	Crescent Acquisition Corp.*	38,376
3,751	Edtechx Holdings Acquisition Corp.*	38,785
2,268	Far Point Acquisition Corp. – Class A*	22,952
4,293	Fellazo, Inc.*,6,8	43,574
3,235	FinTech Acquisition Corp. III*	32,997
7,577	GAIN Capital Holdings, Inc.	42,280
15,202	Gordon Pointe Acquisition Corp.*	161,141
5,615	Graf Industrial Corp.*	58,677
10,504	Greenrose Acquisition Corp.*	101,889
9,058	Greenvision Acquisition Corp.*	86,051
3,096	Haymaker Acquisition Corp. II*	31,270
1,347	Healthcare Merger Corp.*	13,335
4,074	Hennessy Capital Acquisition Corp. IV*	40,007
2,392	IBERIABANK Corp.	86,495
1,206	Insurance Acquisition Corp.*	12,301
177	Juniper Industrial Holdings, Inc.*	1,710
5,171	Landcadia Holdings II, Inc.*	50,883
4,606	Legg Mason, Inc.	225,003
6,444	Leisure Acquisition Corp.*	70,240
10,878	LIV Capital Acquisition Corp.*,8	105,190
10,809	Merida Merger Corp. I*	102,685
1,391	Monocle Acquisition Corp.*	13,979
4,279	Netfin Acquisition Corp.*,8	43,047
3,792	Newborn Acquisition Corp.*,8	36,782
5,272	Osprey Technology Acquisition Corp.*	51,455
7,505	Pivotal Investment Corp. II*	74,750
3,398	PropTech Acquisition Corp.*	33,300
4,090	Replay Acquisition Corp.*,8	40,123
5,506	Schultze Special Purpose Acquisition Corp.*	56,712
5,531	South Mountain Merger Corp.*	55,531
1,793	Stable Road Acquisition Corp.*	17,033
5,460	Taubman Centers, Inc. – REIT	228,665

Vivaldi Opportunities Fund
SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2020

Number of Shares		Value
	COMMON STOCKS (Continued)
	FINANCIALS (Continued)
5,718	Trine Acquisition Corp.*	$57,866
4,032	Tuscan Holdings Corp.*	40,320
4,175	Wealthbridge Acquisition Ltd.*,8	42,835
6,976	Yunhong International Co., Ltd.*,8	66,272
		3,662,560
	HEALTH CARE – 4.0%
12,241	Allergan PLC7,8	2,167,881
2,923	Forty Seven, Inc.*	278,913
6,329	Wright Medical Group N.V.*,8	181,326
		2,628,120
	INDUSTRIALS – 0.9%
4,301	WABCO Holdings, Inc.*	580,850
	TECHNOLOGY – 0.9%
3,291	Adesto Technologies Corp.*	36,827
279	Cypress Semiconductor Corp.	6,506
951	ForeScout Technologies, Inc.*	30,042
3,679	LogMeIn, Inc.	306,387
1,972	Tech Data Corp.*	258,036
		637,798
	TOTAL COMMON STOCKS (Cost $7,648,620)	7,509,328

Principal Amount
	CORPORATE BONDS – 3.1%
	FINANCIALS – 3.1%
$100,000	BlackRock Capital Investment Corp. 5.000%, 6/15/20229	85,188
500,000	ConnectOne Bancorp, Inc. 5.200% (3-Month USD Libor+284 basis points), 2/1/20282,3,4	523,270
500,000	Nationstar Mortgage Holdings, Inc. 8.125%, 7/15/20231,2	492,027
200,000	Realogy Group LLC / Realogy Co.-Issuer Corp. 9.375%, 4/1/20271,2	170,073
750,000	Trinitas Capital Management LLC 7.750%, 6/15/20231,2	790,656
		2,061,214
	TOTAL CORPORATE BONDS (Cost $2,066,414)	2,061,214

Vivaldi Opportunities Fund
SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2020

Number of Shares		Value
	EXCHANGE-TRADED DEBT SECURITIES – 1.4%
	FINANCIALS – 1.4%
2,146	Capital Southwest Corp. 5.950%, 12/15/20222	$47,212
4,766	Monroe Capital Corp. 5.750%, 10/31/20232	94,843
15,048	Oxford Square Capital Corp. 6.500%, 3/30/20242	274,626
3,829	PennantPark Investment Corp. 5.500%, 10/15/20242	68,922
5,138	Portman Ridge Finance Corp. 6.125%, 9/30/20222	114,578
2,669	Stellus Capital Investment Corp. 5.750%, 9/15/20222	52,913
	THL Credit, Inc.
4,944	6.750%, 12/30/20222	103,824
4,738	6.125%, 10/30/20232	95,329
1,895	TriplePoint Venture Growth BDC Corp. 5.750%, 7/15/20222	41,216
1,232	WhiteHorse Finance, Inc. 6.500%, 11/30/20252	26,488
		919,951
	TOTAL EXCHANGE-TRADED DEBT SECURITIES (Cost $1,116,848)	919,951
	PREFERRED STOCKS – 1.1%
	FINANCIALS – 1.1%
40,000	Dynex Capital, Inc. 6.900%, 2,4	700,000
	TOTAL PREFERRED STOCKS (Cost $1,000,000)	700,000
	PRIVATE INVESTMENT FUNDS – 1.5%
N/A	Whitebox Asymmetric Opportunities Fund, LP	1,023,527
	TOTAL PRIVATE INVESTMENT FUNDS (Cost $1,244,118)	1,023,527
	RIGHTS – 0.0%
4,504	8i Enterprises Acquisition Corp., Expiration Date: December 30, 2020*,8	1,757
2,674	Big Rock Partners Acquisition Corp., Expiration Date: July 3, 2020*	243
4,175	Wealthbridge Acquisition Ltd., Expiration Date: November 7, 2020*,8	1,920
	TOTAL RIGHTS (Cost $0)	3,920

Vivaldi Opportunities Fund
SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2020

Number of Shares		Value
	WARRANTS – 0.0%
4,504	8i Enterprises Acquisition Corp., Expiration Date: October 1, 2025*,8	$811
1,259	Act II Global Acquisition Corp., Expiration Date: April 30, 2024*,8	755
1,970	Alta Equipment Group, Inc., Expiration Date: April 8, 2024*	1,152
4,354	Atlas Technical Consultants, Inc., Expiration Date: February 14, 2025*	2,958
5,717	Betterware de Mexico S.A. de C.V., Expiration Date: March 13, 2025*,6,8	1,658
1,337	Big Rock Partners Acquisition Corp., Expiration Date: December 1, 2022*	66
4,157	BiomX, Inc., Expiration Date: October 28, 2024*	2,494
3,408	Brooge Holdings Ltd., Expiration Date: December 20, 2024*,8	2,726
756	Far Point Acquisition Corp., Expiration Date: June 1, 2025*	408
15,202	Gordon Pointe Acquisition Corp., Expiration Date: January 25, 2023*	2,128
1,875	Grid Dynamics Holdings, Inc., Expiration Date: September 30, 2023*	3,563
2,703	Immunovant, Inc., Expiration Date: December 18, 2024*	6,487
1,867	KLDiscovery, Inc., Expiration Date: December 1, 2025*	355
2,223	Legacy Acquisition Corp., Expiration Date: November 30, 2022*	556
3,222	Leisure Acquisition Corp., Expiration Date: December 28, 2022*	290
5,405	Merida Merger Corp. I, Expiration Date: November 7, 2026*	1,675
3,751	Meten EdtechX Education Group Ltd., Expiration Date: March 31, 2025*,8	2,176
1,391	Monocle Acquisition Corp., Expiration Date: June 12, 2024*	370
8,811	Mudrick Capital Acquisition Corp., Expiration Date: March 12, 2025*	3,084
5,323	Opes Acquisition Corp., Expiration Date: January 15, 2023*	370
4,175	Wealthbridge Acquisition Ltd., Expiration Date: March 1, 2024*,8	532
	TOTAL WARRANTS (Cost $649)	34,614
	SHORT-TERM INVESTMENTS – 13.3%
8,773,135	Morgan Stanley Institutional Liquidity Fund – Government Portfolio – Institutional Class, 0.25%7,10	8,773,135
	TOTAL SHORT-TERM INVESTMENTS (Cost $8,773,135)	8,773,135
	TOTAL INVESTMENTS – 81.6% (Cost $63,517,354)	53,970,071
	Other Assets in Excess of Other Liabilities – 18.4%	12,180,206
	TOTAL NET ASSETS – 100.0%	$66,150,277
	SECURITIES SOLD SHORT – (3.3)%
	COMMON STOCKS – (1.3)%
	FINANCIALS – (0.1)%
(10,975)	First Horizon National Corp.	(88,458)
	HEALTH CARE – (1.2)%
(10,598)	AbbVie, Inc.	(807,462)
	TOTAL COMMON STOCKS (Proceeds $937,975)	(895,920)

Vivaldi Opportunities Fund
SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2020

Number of Shares		Value
	EXCHANGE-TRADED FUNDS – (2.0)%
(13,739)	Invesco Senior Loan ETF	$(281,100)
(5,424)	iShares iBoxx High Yield Corporate Bond ETF	(418,028)
(25,525)	SPDR Bloomberg Barclays Short Term High Yield Bond ETF	(601,369)
	TOTAL EXCHANGE-TRADED FUNDS (Proceeds $1,462,431)	(1,300,497)
	TOTAL SECURITIES SOLD SHORT (Proceeds $2,400,406)	$(2,196,417)

Number of Contracts
	WRITTEN OPTIONS CONTRACTS – (0.0)%
	CALL OPTIONS – (0.0)%
	Forty Seven, Inc.
(2)	Exercise Price: $100.00, Notional Amount: $(20,000), Expiration Date: April 17, 2020*	$(10)
	Taubman Centers, Inc. – REIT
(2)	Exercise Price: $45.00, Notional Amount: $(9,000), Expiration Date: April 17, 2020*	(500)
	Wright Medical Group N.V.
(5)	Exercise Price: $30.00, Notional Amount: $(15,000), Expiration Date: May 15, 2020*,8	(225)
	TOTAL CALL OPTIONS (Proceeds $1,050)	(735)
	TOTAL WRITTEN OPTIONS CONTRACTS (Proceeds $1,050)	$(735)
ETF – Exchange-Traded Fund
LLC – Limited Liability Company
LP – Limited Partnership
PLC – Public Limited Company
REIT – Real Estate Investment Trust
* Non-income producing security.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $13,262,270, which represents 20.05% of total net assets of the Fund.
2 Callable.
3 Floating rate security, upon which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
4 Variable rate security, upon which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
5 Step rate security.

Vivaldi Opportunities Fund
SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2020

6 Level 3 securities fair valued under procedures established by the Board of Trustees, represents 7.35% of Net Assets. The total value of these securities is $4,863,182.
7 All or a portion of this security is segregated as collateral for securities sold short and written options contracts.
8 Foreign security denominated in U.S. Dollars.
9 Convertible security.
10 The rate is the annualized seven-day yield at period end.
See accompanying Notes to Financial Statements.

Vivaldi Opportunities Fund
SCHEDULE OF INVESTMENTS — Continued
March 31, 2020

Securities With Restrictions On Redemptions	Redemptions Permitted	Redemption Notice Period	Cost	Fair Value	Original Acquisition Date
Whitebox Asymmetric Opportunities Fund, LPa	Quarterlyb	60 Days	$1,244,118	$1,023,527	10/1/2018
Totals			$1,244,118	$1,023,527

a Securities generally offered in private placement transactions and as such are illiquid and generally restricted as to resale.
b The Investment Fund can institute a gate provision on redemptions at the fund level of 20 – 25% of the fair value of the investment in the Investment Fund.
See accompanying Notes to Financial Statements.

Vivaldi Opportunities Fund
SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2020

FUTURES CONTRACTS
Number of Contracts	Description	Expiration Date	Value at Trade Date	Value at March 31, 2020	Unrealized Depreciation
(2)	CBOT 10-Year Eris Swap	March 2029	$(203,577)	$(242,047)	$(38,470)
(30)	CBOT 3-Year Eris Swap	March 2021	(2,907,126)	(2,998,206)	(91,080)
TOTAL FUTURES CONTRACTS			$(3,110,703)	$(3,240,253)	$(129,550)
See accompanying Notes to Schedule of Investments.

Vivaldi Opportunities Fund
SUMMARY OF INVESTMENTS*
As of March 31, 2020

Security Type/Sector	Percent of Total Net Assets
Asset-Backed Securities	13.9%
Bank Loans	7.3%
Closed-End Funds	18.4%
Collateralized Mortgage Obligations	10.3%
Common Stocks
Financials	5.5%
Health Care	4.0%
Technology	0.9%
Industrials	0.9%
Total Common Stocks	11.3%
Corporate Bonds
Financials	3.1%
Total Corporate Bonds	3.1%
Exchange-Traded Debt Securities	1.4%
Preferred Stocks
Financials	1.1%
Total Preferred Stocks	1.1%
Private Investment Funds	1.5%
Rights	0.0%
Warrants	0.0%
Short-Term Investments	13.3%
Total Investments	81.6%
Other Assets in Excess of Liabilities	18.4%
Total Net Assets	100.0%

* This table does not include securities sold short, written options, or futures contracts. Please refer to the Schedule of Investments for information on those security types.
See accompanying Notes to Schedule of Investments.

Vivaldi Opportunities Fund
STATEMENT OF ASSETS AND LIABILITIES
As of March 31, 2020

Assets:
Investments, at value (cost $63,517,354)	$53,970,071
Cash	126,408
Cash deposited with broker	5,905,952
Receivables:
Investment securities sold	12,306,463
Dividends and interest	318,099
Variation margin	455
Total assets	72,627,448
Liabilities:
Borrowing agreement	3,879,944
Securities sold short, at value (proceeds $2,400,406)	2,196,417
Written options contracts, at value (proceeds $1,050)	735
Payables:
Investment securities purchased	225,761
Investment manager fees	77,727
Auditing fees	47,215
Legal fees	22,027
Fund services fees	12,745
Directors’ fees and expenses	3,750
Transfer agent fees and expenses	2,700
Dividends and interest on securities sold short	173
Accrued other expenses	7,977
Total liabilities	6,477,171
Net Assets	$66,150,277
See accompanying Notes to Financial Statements.

Vivaldi Opportunities Fund
STATEMENT OF ASSETS AND LIABILITIES — Continued
As of March 31, 2020

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$75,787,182
Total accumulated deficit	(9,636,905)
Net Assets	$66,150,277
Offering Price per Share:
Investor Class Shares:
Net assets applicable to shares outstanding	$66,150,277
Shares of beneficial interest issued and outstanding	5,732,622
Offering and redemption price per share	$11.54
See accompanying Notes to Financial Statements.

Vivaldi Opportunities Fund
STATEMENT OF OPERATIONS
For the Year Ended March 31, 2020

Investment Income:
Dividends (net of withholding tax of $7,914)	$1,802,357
Interest	3,177,355
Total investment income	4,979,712
Expenses:
Investment manager fees	1,621,977
Interest expense on borrowing agreement	530,155
Dividends on securities sold short	299,283
Fund services fees	127,416
Interest expense on securities sold short	111,023
Offering costs	102,449
Legal fees	88,199
Auditing fees	51,627
Directors’ fees and expenses	47,190
Transfer agent fees and expenses	27,736
Chief Compliance Officer fees	19,548
Stock exchange listing fees	17,005
Shareholder reporting fees	16,241
Insurance fees	11,694
Miscellaneous	5,171
Custody fees	2,746
Pricing fees	1,162
Total expenses	3,080,622
Net investment income	1,899,090
Realized and Unrealized Gain (Loss) on Investments, Purchased Options Contracts, Securities Sold Short, Written Options Contracts, Futures Contracts, Swaps and Foreign Currency
Net realized gain (loss) on:
Investments	(488,932)
Purchased options contracts	(11,752)
Securities sold short	(838,206)
Written options contracts	50,152
Swap contracts	102
Foreign currency transactions	55,991
Net realized loss	(1,232,645)
Net change in unrealized appreciation/depreciation on:
Investments	(8,750,640)
Purchased options contracts	4,214
Securities sold short	220,919
Written options contracts	(4,692)
Futures Contracts	(87,612)
Foreign currency translations	(22,346)
Net change in unrealized appreciation/depreciation	(8,640,157)
Net realized and unrealized loss on investments, purchased options contracts, securities sold short, written options contracts, futures contracts, swaps and foreign currency	(9,872,802)
Net Decrease in Net Assets from Operations	$(7,973,712)

See accompanying Notes to Financial Statements.

Vivaldi Opportunities Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$1,899,090	$2,619,357
Net realized gain (loss) on investments, purchased options contracts, securities sold short, written options contracts, futures contracts, swap contracts and foreign currency	(1,232,645)	333,100
Net change in unrealized appreciation/depreciation on investments, purchased options contracts, securities sold short, written options contracts, futures contracts and foreign currency	(8,640,157)	871,017
Net increase (decrease) in net assets resulting from operations	(7,973,712)	3,823,474
Distributions to Shareholders:
Distributions:	(4,577,592)	(4,377,885)
From return of capital:	(3,499,762)	(1,070,422)
Total distributions to shareholders	(8,077,354)	(5,448,307)
Capital Transactions:
Reinvestment of distributions:	506,246	1,668,050
Cost of shares redeemed:	—	(6,163)
Net increase in net assets from capital transactions	506,246	1,661,887
Total increase (decrease) in net assets	(15,544,820)	37,054
Net Assets:
Beginning of period	81,695,097	81,658,043
End of period	$66,150,277	$81,695,097
Capital Share Transactions:
Shares reinvested:	36,196	116,007
Shares redeemed:	—	(420)
Net increase in capital share transactions	36,196	115,587
See accompanying Notes to Financial Statements.

Vivaldi Opportunities Fund
STATEMENT OF CASH FLOWS
For the Year Ended March 31, 2020

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(7,973,712)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(127,308,249)
Sales of long-term portfolio investments	141,697,776
Proceeds from securities sold short	52,556,583
Cover short securities	(62,677,665)
Proceeds from written options	91,618
Closed written options	(9,810)
Purchases of short-term investments, net	(7,919,225)
Return of capital	2,472,440
Decrease in cash deposited with broker	23,127,959
Decrease in dividends and interest receivable	108,524
Decrease in variation margin	3,294
Decrease in prepaid offering costs	100,174
Decrease in foreign currency due to custodian	(1,028,181)
Decrease in investment manager fees	(52,063)
Decrease in dividends and interest on securities sold short	(5,558)
Decrease in accrued expenses	(3,886)
Net amortization on investments	(106,326)
Net realized loss	1,257,098
Net change in unrealized appreciation/depreciation	8,530,199
Net cash provided by operating activities	22,860,990
Cash flows provided by (used for) financing activities:
Proceeds from shares sold	—
Cost of shares redeemed	—
Dividends paid to shareholders, net of reinvestments	(7,571,108)
Payments for borrowing agreement, net	(15,163,474)
Net cash used for financing activities	(22,734,582)
Net increase in cash	126,408
Cash:
Beginning of period	—
End of period	$126,408
Non-cash financing activities not included herein consist of  $506,246 of reinvested distributions.
Cash paid for interest on securities sold short was $111,023.
Interest expense paid under borrowing agreement was $530,155 (see Note 9).
See accompanying Notes to Financial Statements.

Vivaldi Opportunities Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.
	For the year ended March 31,		For the Period October 2, 2017* Through March 31, 2018
	2020	2019
Net asset value, beginning of period	$14.34	$14.63		$15.00
Income from Investment Operations:
Net investment income1	0.33	0.47		0.02
Net realized and unrealized gain (loss) on investments	(1.72)	0.21		(0.39)
Total from investment operations	(1.39)	0.68		(0.37)
Less Distributions:
From net investment income	(0.56)	(0.52)		—
From net realized gains	(0.24)	(0.24)		—2
From return of capital	(0.61)	(0.21)		—
Total distributions	(1.41)	(0.97)		—
Net asset value, end of period	$11.54	$14.34		$14.63
Per share market price, end of period	$11.12	$14.02	$	N/A3
Total net asset value return	(8.17)%	4.83%		(2.45)%4
Total market price return	(12.08)%	2.49%		N/A3
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$66,150	$81,695		$81,658
Ratio of expenses to average net assets:
(including dividends and interest on securities sold short and interest expense)	3.86%6	3.67%6		3.46%5,6
Ratio of net investment income to average net assets:
(including dividends and interest on securities sold short and interest expense)	2.38%	3.21%		0.21%5
Portfolio turnover rate	176%	282%		79%4
Senior Securities
Total borrowings (000’s omitted)	$3,880	$19,043		$11,610
Asset coverage per $1,000 unit of senior indebtedness7	$18,049	$5,290		$8,034

* Commencement of operations.
1 Based on average shares outstanding for the period.
2 Amount represents less than $0.01 per share.
3 The Fund did not begin trading on the New York Stock Exchange until May 10, 2018.
4 Not annualized.
5 Annualized.
6 If dividends and interest on securities sold short and interest expense had been excluded, the expense ratios would have been lowered by 1.18% for the year ended March 31, 2020, 1.00% for the year ended March 31, 2019 and 0.51% for the period ended March 31, 2018.
7 Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
See accompanying Notes to Financial Statements.

Vivaldi Opportunities Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2020

Note 1 — Organization
Vivaldi Opportunities Fund (the “Fund”) is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and organized as a Maryland corporation on March 29, 2017. Vivaldi Asset Management, LLC serves as the investment adviser (the “Investment Manager”) of the Fund. The Investment Manager provides day-to-day investment management services to the Fund. The Fund is non-diversified, which means that under the Investment Company Act, it is not limited in the percentage of its assets that it may invest in any single issuer of securities.
The investment objective of the Fund is to seek to achieve long-term capital appreciation by pursuing positive absolute returns across market cycles. In pursuing its objective, the Fund seeks to generate attractive long-term returns with low sensitivity to traditional equity and fixed income indices. The Fund uses a “multi-manager” approach whereby the Fund’s assets are allocated amongst the Investment Manager and one or more sub-advisers (each, a “Sub-Adviser” and together, the “Sub-Advisers”), in percentages determined at the discretion of the Investment Manager. Currently, RiverNorth Capital Management, LLC and Angel Oak Capital Advisors, LLC serve as Sub-Advisers to the Fund. The Fund commenced investment operations on October 2, 2017.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies.”
Note 2 — Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.
In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund. The ultimate impact of COVID-19 on the financial performance of the Fund’s investments is not reasonably estimable at this time.
(a) Valuation of Investments
The Fund’s Valuation Committee oversees the valuation of the Fund’s investments on behalf of the Fund. The Board of Directors of the Fund (the “Board”) has approved valuation procedures for the Fund (the “Valuation Procedures”). Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued at the last sale price or the official closing price on the exchange or system where such securities are principally traded for the business day as of the relevant determination date. If no sale or official closing price of particular securities are reported on a particular day, the securities will be valued at the closing bid price for securities held long, or the closing ask price for securities held short, or if a closing bid or ask price, as applicable, is not available, at either the exchange or system-defined closing price on the exchange or

Vivaldi Opportunities Fund
NOTES TO FINANCIAL STATEMENTS — Continued
March 31, 2020

system in which such securities are principally traded. Over-the-counter securities not quoted on the Nasdaq Stock Market will be valued at the last sale price on the relevant determination date or, if no sale occurs, at the last bid price, in the case of securities held long, or the last ask price, in the case of securities held short, at the time net asset value is determined. Equity securities for which no prices are obtained under the foregoing procedures, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by Investment Manager or a Sub-Adviser not to reflect the market value, will be valued at the bid price, in the case of securities held long, or the ask price, in the case of securities held short, supplied by one or more dealers making a market in those securities or one or more brokers, in accordance with the Valuation Procedures. Futures index options will be valued at the mid-point between the last bid price and the last ask price on the relevant determination date at the time net asset value is determined. The mid-point of the last bid and the last ask is also known as the “mark”.
Fixed-income securities with a remaining maturity of sixty (60) days or more for which accurate market quotations are readily available will normally be valued according to the mean between the last available bid and ask price from a recognized pricing service. Fixed-income securities for which market quotations are not readily available or are believed by the Investment Manager or a Sub-Adviser not to reflect market value will be valued based upon broker-supplied quotations in accordance with the Valuation Procedures, provided that if such quotations are unavailable or are believed by the Investment Manager or a Sub-Adviser not to reflect market value, such fixed-income securities will be valued at fair value in accordance with the Valuation Procedures, which may include the utilization of valuation models that take into account spread and daily yield changes on government securities in the appropriate market (e.g., matrix pricing). High quality investment grade debt securities (e.g., treasuries, commercial paper, etc.) with a remaining maturity of sixty (60) days or less are valued by the Investment Manager or a Sub-Adviser at amortized cost, which the Board has determined to approximate fair value. All other instruments held by the Fund will be valued in accordance with the Valuation Procedures.
The Fund will generally value shares of an exchange traded fund (an “ETF” and collectively, “ETFs”) at the last sale price on the exchange on which the ETF is principally traded. The Fund will generally value shares of open-end investment companies and closed-end investment companies that do not trade on one or more of the U.S. national securities exchanges at their respective daily closing net asset values.
The Fund will generally value private investment funds in accordance with the value determined as of such date by each private investment fund in accordance with the private investment fund’s valuation policies and reported at the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in a private investment fund will represent the amount that the Fund could reasonably expect to receive from the private investment fund if the Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes is reliable. In the event that the private investment fund does not report a value to the Fund on a timely basis, the Fund will determine the fair value of such private investment fund based on the most recent final or estimated value reported by the private investment fund, as well as any other relevant information available at the time the Fund values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” values are expected to reasonably reflect market values of securities when available or fair value as of the Fund’s valuation date. A substantial amount of time may elapse between the occurrence of an event necessitating the pricing of Fund assets and the receipt of valuation information from the underlying manager of a private investment fund.
If no price is obtained for a security in accordance with the foregoing, because either an external price is not readily available or such external price is believed by the Investment Manager or a Sub-Adviser not to reflect the market value, the Valuation Committee will make a determination in good faith of the

Vivaldi Opportunities Fund
NOTES TO FINANCIAL STATEMENTS — Continued
March 31, 2020

fair value of the security in accordance with the Valuation Procedures. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.
(b) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted as of 4:00 PM Eastern Standard Time. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.
The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.
Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.
(c) Short Sales
Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short, a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan, which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.
(d) Options
The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or reduce volatility. In addition, the Fund may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as an asset or a liability and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a

Vivaldi Opportunities Fund
NOTES TO FINANCIAL STATEMENTS — Continued
March 31, 2020

loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.
(e) Exchange Traded Funds
ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. As a result, Fund shareholders indirectly bear their proportionate share of these incurred expenses. Therefore, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other funds that invest directly in securities.
Each ETF in which the Fund invests is subject to specific risks, depending on the nature of the ETF. Each ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. These risks could include liquidity risk, sector risk, and risks associated with fixed-income securities.
(f) Closed-end Funds (“CEFs”)
The Fund may invest in shares of CEFs. A CEF is a pooled investment vehicle that is registered under the Investment Company Act and whose shares are listed and traded on U.S. national securities exchanges. Investments in CEFs are subject to various risks, including reliance on management’s ability to meet a CEF’s investment objective and to manage a CEF’s portfolio, and fluctuation in the market value of a CEF’s shares compared to the changes in the value of the underlying securities that the CEF owns. In addition, the Fund bears a pro rata share of the management fees and expenses of each underlying CEF in addition to the Fund’s management fees and expenses, which results in the Fund’s shareholders being subject to higher expenses than if they invested directly in the CEFs.
(g) Private Investment Funds
The Fund may also invest in private investment funds (i.e., investment funds that would be investment companies but for the exemptions under Section 3(c)(1) or 3(c)(7) of the Investment Company Act) that invest or trade in a wide range of securities. When the Fund invests in securities issued by private investment funds, it will bear its pro rata portion of the private funds’ expenses. These expenses are in addition to the direct expenses of the Fund’s own operations, thereby increasing indirect Fund costs and potentially reducing returns to shareholders. A private investment fund in which the Fund invests has its own investment risks, and those risks can affect the value of the private investment fund’s shares and, therefore, the value of the Fund’s investments. There can be no assurance that the investment objective of a private investment fund will be achieved. A private investment fund may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investment from such private investment fund at a time that is unfavorable to the Fund. In addition, one private investment fund may buy the same securities that another private investment fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.
(h) Futures Contracts
The Fund may enter into futures contracts (including contracts relating to foreign currencies, interest rates, commodities securities and other financial indexes and other commodities), and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading

Vivaldi Opportunities Fund
NOTES TO FINANCIAL STATEMENTS — Continued
March 31, 2020

Commission (“CFTC”) or, consistent with CFTC regulations, on foreign exchanges. A futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a commodity, such as an energy, financial, agricultural or metal commodity, at a specified price, date, time and place. For example, a foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. Similarly, an interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (e.g., a debt security) at a specified price, date, time and place. Securities, commodities and other financial indexes are capitalization weighted indexes that reflect the market value of the securities, commodities or other financial instruments, respectively, represented in the indexes. A futures contract on an index is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.
A futures contract held by the Fund is valued daily at the official settlement price on the exchange on which it is traded. In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations. As discussed below, however, the Fund may not always be able to make an offsetting purchase or sale. In the case of a physically settled futures contract, this could result in the Fund being required to deliver, or receive, the underlying physical commodity, which could be adverse to the Fund.
At any time prior to the expiration of a futures contract, the Fund may seek to close the position by seeking to take an opposite position, which would operate to terminate the Fund’s existing position in the contract. Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell assets to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund’s performance.

Vivaldi Opportunities Fund
NOTES TO FINANCIAL STATEMENTS — Continued
March 31, 2020

(i) Equity Swaps
The Fund may enter into equity swap contracts for hedging or investment purposes. Equity swap contracts may be structured in different ways. The counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Funds may agree to pay to the counterparty a floating-rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. In these cases, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may agree to pay the other the difference between the relative investment performance that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).
(j) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.
(k) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.
Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the Internal Revenue Service statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open tax years ended March 31, 2018 to March 31, 2020, and from the commencement of operations on October 2, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Vivaldi Opportunities Fund
NOTES TO FINANCIAL STATEMENTS — Continued
March 31, 2020

(l) Distributions to Shareholders
The Fund makes monthly distributions to its shareholders equal to 10% annually of the Fund’s net asset value per Share (the “Distribution Policy”). This predetermined dividend rate may be modified by the Board from time to time. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income expense and gain (loss) items for financial statement and tax purposes.
If, for any distribution, investment company taxable income (which term includes net short-term capital gain), if any, and net tax-exempt income, if any, is less than the amount of this predetermined dividend rate, then assets of the Fund will be sold and the difference will generally be a tax-free return of capital from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as the remaining net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Payments in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the Shares. After such adjusted tax basis is reduced to zero, the payment would constitute capital gain (assuming the Shares are held as capital assets). This Distribution Policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The Distribution Policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain.
(m) Capital Share Shelf Offering
During the current reporting period, the Fund was authorized by the Securities and Exchange Commission (“SEC”) to issue additional shares through a shelf offering (“Shelf Offering”), in which the aggregate offering amount is not to exceed $250,000,000. Under this offering, the Fund, subject to market conditions, was authorized to raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s net asset value per common share. As of December 13, 2019, the Shelf Offering expired and no additional shares were sold in connection with the Shelf Offering.
Costs incurred by the Fund in connection with the Shelf Offering were recorded as a prepaid expense and recognized as prepaid offering costs on the Statement of Assets and Liabilities. These costs were to be amortized pro rata as shares were sold and would be recognized as a component of capital. Any deferred offering costs remaining one year after effectiveness of the Shelf Offering would be expensed. Costs incurred by the Fund to keep the Shelf Offering current would be expensed as incurred and recognized as a component of  “Other expenses” on the Statement of Operations. As of December 13, 2019, $102,449 in offering costs were expensed in connection with the Shelf Offering because no shares had been sold in connection with the Shelf Offering and the Shelf Offering expired on this date.
Note 3 — Investment Advisory and Other Agreements
The Fund has agreed to pay the Investment Manager a management fee payable on a monthly basis at the annual rate of 1.40% of the Fund’s average daily Managed Assets (as defined below) in consideration of the advisory and other services it provides. Pursuant to a separate sub-advisory agreement, the Investment Manager (and not the Fund) has agreed to pay RiverNorth Capital Management, LLC a sub-advisory fee payable on a monthly basis at the annual rate of 1.00% of its

Vivaldi Opportunities Fund
NOTES TO FINANCIAL STATEMENTS — Continued
March 31, 2020

portion of the Fund’s average daily net assets for the services it provides. Pursuant to a separate sub-advisory agreement, the Investment Manager (and not the Fund) has agreed to pay Angel Oak Capital Advisors, LLC a sub-advisory fee payable on a monthly basis at the annual rate of 0.80% of its portion of the Fund’s average daily net assets for the services it provides. “Managed Assets” means the total assets of the Fund, including leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). As a result, the Investment Manager is paid more if the Fund uses leverage, which creates a conflict of interest for the Investment Manager. The Investment Manager will seek to manage that potential conflict by utilizing leverage only when it determines such action is in the best interests of the Fund.
Foreside Fund Services, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant and administrator; UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian; and American Stock Transfer & Trust Company, LLC serves as the Fund’s transfer agent.
Certain officers of the Fund are employees of UMBFS. The Fund does not compensate officers affiliated with the Fund’s administrator. For the fiscal year ended March 31, 2020, the Fund’s allocated fees incurred for directors are reported on the Statement of Operations.
Vigilant Compliance, LLC provides Chief Compliance Officer (“CCO”) services to the Fund. The Fund’s allocated fees incurred for CCO services for the fiscal year ended March 31, 2020, are reported on the Statement of Operations.
Note 4 — Federal Income Taxes
At March 31, 2020, gross unrealized appreciation and depreciation on investments and short securities, based on cost for federal income tax purposes, were as follows:
Cost of investments	$61,724,896
Gross unrealized appreciation	$382,097
Gross unrealized depreciation	(10,334,074)
Net unrealized depreciation on investments	$(9,951,977)
The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in securities transactions.
GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended December 31, 2019, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income (loss) and accumulated realized gain (loss) as follows:
Increase (Decrease)
Paid-In Capital	Total Accumulated Deficit
$(4,345,928)	$4,345,928
As of March 31, 2020 the components of accumulated earnings (deficit) on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed long-term gains	—
Tax accumulated earnings	—
Accumulated capital and other losses	—
Unrealized depreciation on investments	(9,951,977)
Total accumulated deficit	(9,951,977)

Vivaldi Opportunities Fund
NOTES TO FINANCIAL STATEMENTS — Continued
March 31, 2020

The tax character of distributions paid during the years ended December 31, 2019 and December 31, 2018, respectively, were as follows:
Distribution paid from:	2019	2018
Ordinary income	$4,111,937	$2,626,669
Net long-term capital gains	—	403,175
Return of capital	3,980,725	1,070,422
Total distributions paid	$8,092,662	$4,100,266
Note 5 — Investment Transactions
For the fiscal year ended March 31, 2020, purchases and sales of investments, excluding short-term investments, were $125,220,015 and $153,482,666, respectively. Proceeds from securities sold short and cover short securities were $51,874,997 and $62,463,926, respectively, for the same year.
Note 6 — Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.
Note 7 — Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.
Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:
•
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Vivaldi Opportunities Fund
NOTES TO FINANCIAL STATEMENTS — Continued
March 31, 2020

In accordance with Accounting Standards Update (“ASU”) 2015-7, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) investments valued at the net asset value as practical expedient are no longer included in the fair value hierarchy. As such, investments in securities with a fair value of  $1,023,527 are excluded from the fair value hierarchy as of March 31, 2020.
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy as of March 31, 2020:
	Level 1	Level 2	Level 3	Total
Assets
Investments
Asset-Backed Securities	$—	$9,191,801	$—	$9,191,801
Bank Loans	—	—	4,817,950	4,817,950
Closed-End Funds	12,142,763	—	—	12,142,763
Collateralized Mortgage Obligations	—	6,791,868	—	6,791,868
Common Stock
Financials	3,580,201	38,785	43,574	3,662,560
Health Care	2,628,120	—	—	2,628,120
Industrials	580,850	—	—	580,850
Technology	637,798	—	—	637,798
Corporate Bonds*	—	2,061,214	—	2,061,214
Exchange-Traded Debt Securities**	919,951	—	—	919,951
Preferred Stocks	700,000	—	—	700,000
Rights	3,920	—	—	3,920
Warrants	30,780	2,176	1,658	34,614
Short-Term Investments	8,773,135	—	—	8,773,135
Subtotal	$29,997,518	$18,085,844	$4,863,182	$52,946,544
Private Investment Funds				1,023,527
Total Assets				53,970,071
Liabilities
Securities Sold Short
Common Stocks**	$895,920	$—	$—	$895,920
Exchange-Traded Funds	1,300,497	—	—	1,300,497
Written Options Contracts	735	—	—	735
Other Financial Instruments1
Futures Contracts	129,550	—	—	129,550
Total Liabilities	$2,326,702	$—	$—	$2,326,702

* All corporate bonds held in the Fund are Level 2 securities. For a detailed break-out of corporate bonds by major industry classification, please refer to the Schedule of Investments.
** All exchange-traded debt securities and common stocks sold short held in the Fund are Level 1 securities. For a detailed break-out of exchange-traded debt securities and common stocks sold short by major industry classification, please refer to the Schedule of Investments.
1 Other financial instruments are derivative instruments such as futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Vivaldi Opportunities Fund
NOTES TO FINANCIAL STATEMENTS — Continued
March 31, 2020

Beginning balance March 31, 2019	$3,480,692
Transfers into Level 3 during the period	—
Transfers out of Level 3 during the period	(355)
Total realized gain/(loss)	97,649
Change in unrealized appreciation/(depreciation)	30,853
Net purchases	5,755,965
Net sales	(13,952)
Principal paydown	(4,445,727)
Amortization	8,015
Return of capital dividends	(49,958)
Balance as of March 31, 2020	$4,863,182
The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of March 31, 2020:
Fair Value March 31, 2020	Valuation Methodologies	Unobservable Input(1)	Input Range/Value	Impact to Valuation from an increase in Input(2)
$4,863,182	Fair Value Pricing	Adjusted by management to reflect current conditions	—	Increase

(1) The Adviser and each Sub-Adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. The Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
(2) This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.
Note 8 — Derivative and Hedging Disclosure
The Fund has adopted the disclosure provisions of FASB Standard Codification 815, Derivatives and Hedging (“Derivatives and Hedging”). Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.
For either investment or hedging purposes, the Fund may invest substantially in a broad range of derivative instruments, including structured products, swaps (including credit default swaps), futures and forward contracts, and options. Such derivatives may trade over-the-counter or on an exchange and may principally be used for one or more of the following purposes: speculation, currency hedging, duration management, or to pursue the Fund’s investment objective. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the

Vivaldi Opportunities Fund
NOTES TO FINANCIAL STATEMENTS — Continued
March 31, 2020

underlying asset, rate or index, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying asset, rate or index; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. The Fund invested in options contracts, futures contracts, and swap contracts during the fiscal year ended March 31, 2020, which did not have a material impact on the Fund’s performance.
The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of March 31, 2020 by risk category are as follows:
	Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value
Equity price risk	Written options contracts, at value	$735
Interest rate risk	Unrealized depreciation on open futures contracts	129,550
Total		$130,285
The effects of derivative instruments on the Statement of Operations for the fiscal year ended March 31, 2020 are as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Swap Contracts
Equity price risk	$(11,752)	$50,152	$102
Total	$(11,752)	$50,152	$102

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Futures Contracts	Purchased Options Contracts	Written Options Contracts	Total
Equity price risk	$—	$4,214	$(4,692)	$(478)
Interest rate risk	(87,612)	—	—	(87,612)
Total	$(87,612)	$4,214	$(4,692)	$(88,090)
The number of contracts are included on the Schedule of Investments. The quarterly average volumes of derivative instruments as of March 31, 2020 are as follows:
Derivative	Quarterly Average	Amount
Options Contracts — Purchased	Average Notional Value	$125,620
Options Contracts — Written	Average Notional Value	(539,040)
Swap Contracts — Long	Average Notional Value	67,259
Swap Contracts — Short	Average Notional Value	(67,456)
Futures Contracts — Short	Average Notional Value	(3,110,703)
Note 9 — Borrowing
The Fund has entered into a borrowing agreement with BNP Paribas. The Fund may borrow amounts up to one-third of the value of its assets. The Fund is charged interest of one-month Libor plus 0.75% for borrowing under this agreement. The average interest rate, average daily loan balance, maximum outstanding and amount recoded as interest expense for the fiscal year ended March 31, 2020 were 2.70%, $18,854,519, $22,569,846, and $530,155. The Fund had outstanding borrowings for 366 days during the year. At March 31, 2020, the balance was $3,879,944 and the interest rate was 1.74%.

Vivaldi Opportunities Fund
NOTES TO FINANCIAL STATEMENTS — Continued
March 31, 2020

Note 10 — Results of Annual Meeting of Shareholders (Unaudited)
The Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) was held on March 3, 2020 pursuant to notice given to all shareholders of record as of the close of business on January 14, 2020. At the Annual Meeting, the following matter was submitted to the vote of the shareholders, with the results of voting set forth below:
Proposal 1. The Fund’s shareholders elected the following Class II director to the Fund’s Board of Directors, to hold office for a three-year term to expire at the annual meeting of shareholders to be held in 2023:
Director Nominee	Votes For	Votes Withheld
Robert Seyferth	4,867,109.833	3,037.122
Note 11 — Events Subsequent to the Fiscal Year End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.
At a special meeting of shareholders held on May 26 and adjourned to June 1, 2020, the shareholders of the Fund approved an agreement and plan of reorganization that provided for the reorganization of the Fund with and into the Angel Oak Financial Strategies Income Term Trust (the “Acquiring Fund”) with the results of the vote set forth below:
Votes For	Votes Withheld
4,063,614.249	4,002.000
The agreement and plan of reorganization provide for the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for newly issued common shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of the accrued and unpaid liabilities of the Fund and the distribution of the common shares of beneficial interest of the Acquiring Fund to the shareholders of the Fund and complete liquidation of the Fund (the "Reorganization"). It is expected that the Reorganization will occur on or about June 5, 2020.
The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund. The ultimate impact of COVID-19 on the financial performance of the Fund’s investments is not reasonably estimable at this time.
There were no other events or transactions that occurred during this year that materially impacted the amounts or disclosures in the Fund’s financials statements.

Vivaldi Opportunities Fund
FUND MANAGEMENT (Unaudited)
March 31, 2020

The identity of the members of the Board and the Fund’s officers and brief biographical information is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board.
INDEPENDENT DIRECTORS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
David G. Lee Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chairman and Director	Since Inception	President and Director, Client Opinions, Inc. (2003 – 2012); Chief Operating Officer, Brandywine Global Investment Management (1998 – 2002)	9	None
Robert Seyferth Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Director	Since Inception	Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993 – 2009)	9	None
Gary Shugrue Year of Birth: 1954 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Director	Since January 2018	Managing Director, Veritable LP (2016 – Present) Founder/President, Ascendant Capital Partners, LP (2001 – 2015)	5	Trustee, Quaker Investment Trust (5 portfolios) (registered investment company); Scotia Institutional Funds (2006 – 2014) (3 portfolios) (registered investment company)

Vivaldi Opportunities Fund
FUND MANAGEMENT (Unaudited) — Continued
March 31, 2020

INTERESTED DIRECTOR AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR OR OFFICER
Anthony Fischer** Year of Birth: 1959 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Director	Since Inception	President, Alan Water Systems, LLC (2019 – Present); Executive Director – National Sales of UMB Bank for Institutional Banking and Asset Servicing (Until 2018 – 2019); President of UMB Fund Services (2014 – 2018); Executive Vice President in charge of Business Development, UMB Fund Services (2013 – 2014); Senior Vice President in Business Development, UMB Fund Services (2008 – 2013).	6	None
Michael Peck Year of Birth:1980 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	President	Since Inception	President and Co-CIO, Vivaldi Capital Management, LLC (2012 – present); Portfolio Manager, Coe Capital Management (2010 – 2012); Senior Financial Analyst and Risk Manager, the Bond Companies (2006 – 2008).	N/A	N/A
Chad Eisenberg Year of Birth: 1982 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception	Chief Operating Officer, Vivaldi Capital Management LLC (2012 – present); Director, Coe Capital Management LLC (2010 – 2011).	N/A	N/A

Vivaldi Opportunities Fund
FUND MANAGEMENT (Unaudited) — Continued
March 31, 2020

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR OR OFFICER
Perpetua Seidenberg Year of Birth: 1990 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief ComplianceOfficer	Since June 2018	Compliance Director, Vigilant Compliance, LLC (an investment management services company) (2014 – Present); Auditor, PricewaterhouseCoopers from (2012 – 2014)	N/A	N/A
Ann Maurer Year of Birth: 1972 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since September 2018	Senior Vice President, Client Services (2017 – Present); Vice President, Senior Client Service Manager (2013 – 2017), Assistant Vice President, Client Relations Manager (2002 – 2013); UMB Fund Services, Inc.	N/A	N/A

* The Fund Complex consists of the Fund, The Relative Value Fund, Infinity Core Alternative Fund, Infinity Long/Short Equity Fund, LLC, Variant Alternative Income Fund, Cliffwater Corporate Lending Fund, Agility Multi-Asset Income Fund, Corbin Multi-Strategy Fund, LLC and Keystone Private Income Fund.
** Mr. Fischer is deemed an interested person of the Fund because of his prior affiliation with an affiliate of the Fund’s Administrator.

Vivaldi Opportunities Fund
SUPPLEMENTAL INFORMATION
March 31, 2020 (Unaudited)

FUND INFORMATION
	TICKER	CUSIP
Vivaldi Opportunities Fund	VAM	92853C207
Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 779-1999 or on the SEC’s website at www.sec.gov.
Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (877) 779-1999 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its report on Form N-Q’s successor form, Form N-PORT. The Fund’s Forms N-Q and N-PORT are available on the SEC’s website at www.sec.gov, or without charge and upon request by calling the Fund at (877) 779-1999.
Qualified Dividend Income
For the year ended December 31, 2019, 36.00% of dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), are designated as qualified dividend income.
Corporate Dividends Received Deduction
For the year ended December 31, 2019, 30.07% of the dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), are designated as dividends received deduction available to corporate shareholders.
Vivaldi Opportunities Fund
235 West Galena Street
Milwaukee, WI 53212
Toll Free: (877) 779-1999

Vivaldi Opportunities Fund
SUPPLEMENTAL INFORMATION — Continued
March 31, 2020 (Unaudited)

Dividend Reinvestment Plan
The Fund will operate a dividend reinvestment plan (the “Plan” or “DRIP”) administered by the Fund’s transfer agent (the “Plan Administrator”). Pursuant to the Plan, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in Shares of the Fund.
Shareholders automatically participate in the Plan, unless and until an election is made to withdraw from the Plan on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should so notify the Plan Administrator in writing. Such written notice must be received and processed by the Plan Administrator prior to the record date of the Distribution or the shareholder will receive such Distribution in Shares through the Plan and such termination will be effective with respect to any subsequently declared Distribution. Under the Plan, the Fund’s Distributions to shareholders are reinvested in full and fractional Shares as described below.
Whenever the Fund declares a Distribution payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Shares. The Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Distribution, the closing market price plus estimated brokerage commissions per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Distribution amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Distribution by the Fund’s net asset value per common share on the payment date. If, on the payment date for any Distribution, the net asset value per common share is greater than the closing market value plus estimated brokerage commissions (i.e., the Fund’s Shares are trading at a discount), the Plan Administrator will invest the Distribution amount in Shares acquired on behalf of the participants in Open-Market Purchases.
In the event of a market discount on the payment date for any Distribution, the Plan Administrator will have until the last business day before the next date on which the Shares trade on an “ex-dividend” basis or thirty (30) days after the payment date for such Distribution, whichever is sooner (the “Last Purchase Date”), to invest the Distribution amount in Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Distributions. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the Shares, resulting in the acquisition of fewer Shares than if the Distribution had been paid in Newly Issued Common Shares on the Distribution payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Distribution amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Distribution amount in Newly Issued Common Shares at the net asset value per common share at the close of business on the Last Purchase Date.
The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

Vivaldi Opportunities Fund
SUPPLEMENTAL INFORMATION — Continued
March 31, 2020 (Unaudited)

Beneficial owners of Shares who hold their Shares in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan. In the case of Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.
There will be no brokerage charges with respect to Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. Participants that request a sale of Shares through the Plan Administrator are subject to brokerage commissions.
Neither the Plan Administrator nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the Plan, nor shall they have any duties, responsibilities or liabilities except as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participant’s account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.
The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions. See “U.S. Federal Income Tax Matters.”
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases under the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence concerning the Plan should be directed to the Plan Administrator at American Stock Transfer & Trust Company- Plan Administration Department, P.O. Box 922, Wall Street Station, New York, New York 10269-0560. Certain transactions can be performed by calling the toll free number 1-800-937-5449.

Vivaldi Opportunities Fund
SUPPLEMENTAL INFORMATION — Continued
March 31, 2020 (Unaudited)

Privacy Policy
FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
•
Social Security number

•
account balances

•
account transactions

•
transaction history

•
wire transfer instructions

•
checking account information

Even when you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Vivaldi Opportunities Fund
SUPPLEMENTAL INFORMATION — Continued
March 31, 2020 (Unaudited)

What we do
How does the Fund protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?
We collect your personal information, for example, when you
•
open an account

•
provide account information

•
give us your contact information

•
make a wire transfer

•
tell us where to send money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
•
sharing for affiliates’ everyday business purposes — information about your creditworthiness

•
sharing for affiliates from using your information to market to you

•
sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates include companies such as Vivaldi Asset Management, LLC.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Fund doesn’t jointly market.
Questions?	Call 1-877-779-1999.

ITEM 2. CODE OF ETHICS.

(a)  The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)  There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that Mr. David G. Lee, Mr. Robert Seyferth and Mr. Gary Shugrue are qualified to serve as the audit committee financial experts serving on its audit committee and that they are "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a)  The aggregate fees billed for the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are $38,150 for 2019 and $36,200 for 2020.

Audit-Related Fees

(b)  The aggregate fees billed for the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2019 and $0 for 2020. The fees listed in item 4 (b) are related to out-of-pocket expenses in relation to the annual audit of the registrant.

Tax Fees

(c)  The aggregate fees billed for the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $6,250 for 2019 and $6,250 for 2020.

All Other Fees

(d)  The aggregate fees billed for the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2019 and $3,100 for 2020.

(e)(1)  Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2)  The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)  The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal period that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)  The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2019 and $0 for 2020.

(h)  The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Registrant’s Audit Committee members include David G. Lee, Robert Seyferth and Gary Shugrue.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Vivaldi Asset Management, LLC

PROXY POLICY AND PROCEDURE

INTRODUCTION

Vivaldi Asset Management, LLC (“Vivaldi”) acts as either the advisor or sub-advisor to a number of registered investment companies (the “Funds”). In accord with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, Vivaldi has adopted the following policies and procedures to provide information on Vivaldi’s proxy policy generally as well as on procedures for each of the Funds specifically (the “Proxy Policy and Procedure”). These policies and procedures apply only to Vivaldi. Investment managers engaged as sub-advisors for one of the Funds are required to vote proxies in accord with their own policies and procedures and any applicable management agreements.

GENERAL GUIDELINES

Vivaldi’s Proxy Policy and Procedure is designed to ensure that proxies are voted in a manner (i) reasonably believed to be in the best interests of the Funds and their shareholders1 and (ii) not affected by any material conflict of interest. Vivaldi considers shareholders’ best economic interests over the long term (i.e. addresses the common interest of all shareholders over time). Although shareholders may have differing political or social interests or values, their economic interest is generally uniform.

Vivaldi has adopted voting guidelines to assist in making voting decisions on common issues. The guidelines are designed to address those securities in which the Funds generally invest and may be revised in Vivaldi’s discretion. Any non-routine matters not addressed by the proxy voting guidelines are addressed on a case-by-case basis, taking into account all relevant facts and circumstances at the time of the vote, particularly where such matters have a potential for major economic impact on the issuer’s structure or operations. In making voting determinations, Vivaldi typically will rely on the individual portfolio managers who invest in and track particular companies as they are the most knowledgeable about, and best suited to make decisions regarding, particular proxy matters. In addition, Vivaldi may conduct research internally and/or use the resources of an independent research consultant. Vivaldi may also consider other materials such as studies of corporate governance and/or analyses of shareholder and management proposals by a certain sector of companies and may engage in dialogue with an issuer’s management.

Vivaldi acknowledges its responsibility to identify material conflicts of interest related to voting proxies. Vivaldi’s employees are required to disclose to the Chief Compliance Officer any personal conflicts, such as officer or director positions held by them, their spouses or close relatives, in any publicly traded company. Conflicts based on business relationships with Vivaldi, any affiliate or any person associated with Vivaldi will be considered only to the extent that Vivaldi has actual knowledge of such relationships. Vivaldi then takes appropriate steps to address identified conflicts. Typically, in those instances when a proxy vote may present a conflict between the interests of the Fund, on the one hand, and Vivaldi’s interests or the interests of a person affiliated with Vivaldi on the other, Vivaldi will abstain from making a voting decision and will document the decision and reasoning for doing so.

In some cases, the cost of voting a proxy may outweigh the expected benefits. For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person. Vivaldi may abstain from voting a proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

In certain cases, securities on loan as part of a securities lending program may not be voted. Nothing in the proxy voting policies shall obligate Vivaldi to exercise voting rights with respect to a portfolio security if it is prohibited by the terms of the security or by applicable law or otherwise.

Vivaldi will not discuss with members of the public how they intend to vote on any particular proxy proposal.

The Fund will be required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, by calling the Fund at (877) 779-1999 or (ii) by visiting the SEC’s website at www.sec.gov.

ISS PROXYEDGE

Vivaldi has entered into a contractual relationship with Institutional Shareholder Services Inc. (“ISS”) through which ISS provides certain proxy management services to Vivaldi’s portfolio management teams. Specifically, ISS (i) provides access to the ISS ProxyExchange web-based voting and research platform to access vote recommendations, research reports, execute vote instructions and run reports relevant to Subscriber’s proxy voting environment; (ii) implements and maps Vivaldi’s designated proxy voting policies to applicable accounts and generates vote recommendations based on the application of such policies; and (iii) monitors Vivaldi’s incoming ballots, performs ballot-to-account reconciliations with Vivaldi and its third party providers to help ensure that ISS is receiving all ballots for which Vivaldi has voting rights.

ISS provides two options for how proxy ballots are executed:

1.	Implied Consent: ISS executes ballots on Vivaldi’s behalf based on policy guidelines chosen at the time Vivaldi entered into the relationship with ISS.

2.	Mandatory Signoff: ISS is not permitted to mark or process any ballot on Vivaldi’s behalf without first receiving Vivaldi’s specific voting instructions via ProxyExchange.

Vivaldi has opted for Option 1. Implied Consent and in so doing has chosen to allow ISS to vote proxies on its behalf “with management’s recommendations.” Vivaldi has the option however to change its vote from the “with management’s recommendations” default at any point prior to the voting deadline if the portfolio managers following the subject company determine it is in the best interests of the Funds and their shareholders to do so. In those instances when the subject company’s management has not provided a voting recommendation, Vivaldi will either vote based on its own determination of what would align most closely with the best interests of the Funds and their shareholders or will opt to allow ISS to submit an “abstain” vote on its behalf. In addition, in those limited instances when share blocking2 may apply, Vivaldi has instructed ISS not to cast a vote on Vivaldi’s behalf unless Vivaldi provides specific instructions via ProxyExchange.

FUND-SPECIFIC POLICIES AND PROCEDURES

Infinity Core Alternative Fund (“ICAF”)

ICAF is a “fund of funds” that invests primarily in general or limited partnerships, funds, corporations, trusts or other investment vehicles (collectively, “Investment Funds”). While it is unlikely that ICAF will receive notices or proxies from Investment Funds (or in connection with any other portfolio securities), to the extent that ICAF does receive such notices or proxies and ICAF has voting interests in such Investment Funds, the responsibility for decisions regarding proxy voting for securities held by ICAF lies with Vivaldi as ICAF’s advisor. Vivaldi will vote such proxies in accordance with the proxy policies and procedures noted above.

ICAF will be required to file Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. The Fund’s Form N PX filing will be available: (i) without charge, upon request, by calling 1.877.779.1999 or (ii) by visiting the SEC’s website at www.sec.gov.

All Other Funds

With the exception of the Vivaldi Merger Arbitrage Fund, the Funds for which Vivaldi is presently either an advisor or a sub-advisor are managed by multiple internal and external portfolio management teams. As is noted above, the policies and procedures outlined within this Proxy Policy and Procedure apply to those securities being held in that portion of the Funds’ portfolios managed by a Vivaldi portfolio manager only.

Each Fund will be required to file Form N-PX annually, with its complete proxy voting record for the twelve months immediately prior to the Fund’s year-end, no later than sixty (60) days following the Fund’s year-end. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, from the Fund’s administrator or (ii) by visiting the SEC’s website at www.sec.gov.

1 Actions taken in accord with the best interests of the Funds and their shareholders are those which align most closely with the Funds’ stated investment objectives and strategies.

2 Proxy voting in certain countries requires share blocking. Shareholders wishing to vote their proxies must deposit their shares shortly before the meeting date with a designated depositary. During this blocking period, any shares held by the designated depositary cannot be sold until the meeting has taken place and the shares have been returned to Vivaldi’s custodian banks. Vivaldi generally opts not to participate in share blocking proxies given these restrictions on their ability to trade.

Angel Oak Capital Advisors

PROXY POLICY AND PROCEDURE

Angel Oak Capital Advisors, LLC (“Angel Oak” or the “Firm”), as a matter of policy and as a fiduciary to our Clients1,1has responsibility for voting proxies for portfolio securities consistent with the best economic interests of our Clients.

Investment advisers registered with the U.S. Securities and Exchange Commission (“SEC”), which exercise voting authority with respect to Client securities, are required by Rule 206(4)-6 of the Investment Advisers Act of 1940 to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that Client securities are voted in the best interests of Clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its Clients; (b) to disclose to Clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to Clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its Clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Angel Oak will vote all proxies in the best interests of Clients and in accordance with the procedures outlined below, unless otherwise mandated by investment management agreement or applicable law. Our policy includes the responsibility to monitor corporate actions, receive and vote Client proxies, and disclose any potential conflicts of interest as well as making information available to Clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Voting Procedures

•	All proxies that are sent to Clients and received by Angel Oak to vote on behalf of Clients will be logged by Angel Oak Operations personnel and provided to the portfolio manager responsible for the asset class subject to the proxy.

•	The portfolio manager will determine which Client accounts hold the security to which the proxy relates.

•	Prior to voting any proxy, the portfolio manager, in consultation with the Chief Compliance Officer (“CCO”) if necessary, will determine if there are any conflicts of interest related to the proxy. If a conflict is identified, the conflict will be addressed as outlined below.

•	Absent material conflicts, the portfolio manager will determine how Angel Oak should vote the proxy in accordance with applicable voting guidelines. Operations personnel will vote the proxy per the portfolio manager’s instructions in a timely and appropriate manner.

1 Clients of Angel Oak include: Publicly offered open-end and closed-end registered investment companies registered under the Investment Company Act of 1940 (“Registered Funds”); private investment funds organized as onshore or offshore pooled investment vehicles exempt from registration under the Investment Company Act of 1940 (“Private Funds”); and institutional and individual investors (“Separately Managed Accounts”).

Voting Guidelines

•	In the absence of specific voting guidelines from the Client, Angel Oak will vote proxies in the best interests of each particular Client. Angel Oak’s policy is to vote all proxies from a specific issuer the same way for each Client absent qualifying restrictions from a Client. Clients are permitted to place reasonable restrictions on Angel Oak’s voting authority in the same manner that they may place such restrictions on the selection of account securities or other investment guidelines.

•	Angel Oak will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors, absent conflicts of interest raised by an auditor’s non-audit services. Angel Oak will seek to maximize long-term value for Clients, protect Clients’ rights, and promote governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders.

•	Angel Oak will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.

•	In reviewing proposals, Angel Oak will further consider the opinion of management as well as the effect of the proposal on management, shareholder value, and the issuer’s business practices.

•	In certain circumstances, Angel Oak may refrain from voting where the economic or other opportunity cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal. In each situation, the portfolio manager’s decision not to vote will be documented, reviewed by Compliance, and retained in the Firm’s books and records.

Conflicts of Interest

•	Angel Oak will identify any conflicts that exist between the interests of Angel Oak and the Client by reviewing the relationship of Angel Oak with the issuer of each security to determine if Angel Oak or any of its employees has any financial, business, or personal relationship with the issuer.

•	If a material conflict of interest exists, the CCO will disclose the conflict to the affected Client(s), to give the Client(s) an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third-party voting recommendation.

•	Angel Oak will maintain a record of the voting resolution of any conflict of interest.

Client Requests for Information

•	All Client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the CCO.

•	In response to any request, the CCO will prepare a written response to the Client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Angel Oak voted the Client’s proxy with respect to each proposal about which the Client inquired.

Use of Third-Party Proxy Advisory Services

The SEC has noted that registered investment advisers may prove that proxies were voted in the best interest of their clients by casting votes based on recommendations of independent third-parties. Currently, Angel Oak predominantly trades fixed-income products which generally have little to no voting authority and therefore very few proxies are voted by Angel Oak. Given the limited level of proxies, Angel Oak has not engaged a third-party proxy advisory service. In the future, Angel Oak may engage such a service. At that time, Angel Oak would be required to vet the independence of the firm engaged to cast those votes, ascertain whether the firm has the capacity and competency to adequately analyze proxy voting issues, evaluate the staffing adequacy and quality of the firm’s personnel, and review the robustness of the firm’s policies and procedures to ensure accurate votes and mitigate conflicts of interest.

Certification

Given the limited level of proxies that Angel Oak expects to see in addition to the expectation of portfolio manager’s in-depth level of monitoring and knowledge of their issuer positions, Compliance expects portfolio managers to certify each quarter, as part of a portfolio manager certification, that all proxies, if any, for their positions have been voted in the best interest of the Clients. Compliance expects that such certification will demonstrate that Angel Oak personnel are constantly reminded of their obligations under this policy even in extended periods of little to zero proxy activities for the Firm’s positions.

Recordkeeping

Angel Oak will retain the following proxy records in accordance with the SEC’s five-year retention requirement.

•	These policies and procedures and any amendments;

•	Each proxy statement that Angel Oak receives;

•	A record of each vote that Angel Oak casts;

•	Any document Angel Oak created that was material to making a decision on how to vote proxies, or that memorializes that decision including periodic reports to the CCO or proxy committee, if applicable;

•	Any documentation of a determination that a conflict of interest exists and the resolution of that conflict; and

•	A copy of each written request from a Client for information on how Angel Oak voted such Client’s proxies, and a copy of any written response.

RiverNorth Capital Management

PROXY POLICY AND PROCEDURE

Pursuant to the recent adoption by the Securities and Exchange Commission (the "Commission") of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the "Act"), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In its standard investment advisory agreement, RiverNorth Capital Management, LLC (RiverNorth Capital) specifically states that it does not vote proxies and the client, including clients governed by ERISA, is responsible for voting proxies. Therefore, RiverNorth Capital will not vote proxies for these clients. However, RiverNorth Capital will vote proxies on behalf of investment company clients ("Funds"). RiverNorth Capital has instructed all custodians, other than Fund custodians, to forward proxies directly to its clients, and if RiverNorth Capital accidentally receives a proxy for any non-Fund client, current or former, the Chief Compliance Officer will promptly forward the proxy to the client. In order to fulfill its responsibilities to Funds, RiverNorth Capital (hereinafter "we" or "our") has adopted the following policies and procedures for proxy voting with regard to companies in any Fund's investment portfolios.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company's management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company's board of directors. While "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors, these objectives also recognize that the company's shareholders must have final say over how management and directors are performing, and how shareholders' rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company's business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company's shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company's business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company's securities.

DECISION METHODS

We generally believe that the individual portfolio managers that invest in and track particular companies are the most knowledgeable and best suited to make decisions with regard to proxy votes. Therefore, we rely on those individuals to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal will impact the financial prospects of a company and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

Notwithstanding the forgoing, the following policies will apply to investment company shares owned by a Fund. Under Section 12(d)(l) of the Investment Company Act of 1940, as amended, (the "1940 Act"), a fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than l0% of its total assets in the securities of other investment companies. However, Section 12(d)(l)(F) of the l 940 Act provides that the provisions of paragraph 12(d)(l ) shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund; and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than l Y,% percent. Therefore, each Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions unless it is determined that the Fund is not relying on Section 12(d)(l )(F):

•	when the Fund exercises voting rights, by proxy or otherwise, with respect to any investment company owned by the Fund, the Fund will either

o	seek instruction from the Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

o	vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

The election of a company's board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1. Requiring senior executives to hold stock in a company.

2. Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan's impact on ownership interests.

Corporate Structure

We view the exercise of shareholders' rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company's by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value. Therefore, while we will evaluate such plans on a case by case basis, we will generally oppose such plans.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-646-0148. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client's securities.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)  Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following table provides biographical information about the members of Vivaldi Asset Management, LLC (the “Investment Manager”), RiverNorth Capital Management, LLC and Angel Oak Capital Advisors, LLC (the "Sub-Advisers"), who are primarily responsible for the day-to-day portfolio management of the Vivaldi Opportunities Fund as of June 5, 2020:

Name of Portfolio Management Team Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Portfolio Management Team Member
Michael Peck	President & Co-Chief Investment Officer	Since Inception	President, Co-Chief Investment Officer, and Portfolio Manager, Vivaldi Capital Management, LLC (2012 – present)	Portfolio Management

Scott Hergott	Director of Research & Co-Chief Investment Officer	Since Inception	Director of Research, Co-Chief Investment Officer, and Portfolio Manager, Vivaldi Capital Management, LLC (2013 – present)	Portfolio Management

Brian Murphy	Senior Research Analyst	Since Inception	Senior Research Analyst and Portfolio Manager, Vivaldi Capital Management, LLC (2014 – present); Director, Voyager Management, LLC (2010 – 2014)	Portfolio Management

Jeff O’Brien	Portfolio Manager	Since Inception	Portfolio Manager, Vivaldi Capital Management, LLC (2014 – present); Founder and Managing Member of Glenfinnen Capital, LLC (2000 – 2014)	Portfolio Management

Daniel Lancz	Portfolio Manager	Since Inception	Portfolio Manager, Vivaldi Capital Management, LLC (2014 – present); Director of Research, Glenfinnen Capital, LLC (2003 – 2014)	Portfolio Management

Sreeni Prabu	Managing Partner, Co-CEO & Group Chief Investment Officer	10/26/2017	Managing Partner, Co-CEO & Group Chief Investment Officer, Angel Oak Capital Advisors, 2009-present	Portfolio Management

Berkin Kologlu	Managing Director and Senior Portfolio Manager	10/26/2017	Managing Director and Senior Portfolio Manager, Angel Oak Capital Advisors, 2013-present	Portfolio Management

Matt Kennedy	Managing Director and Senior Portfolio Manager	10/26/2017	Managing Director and Senior Portfolio Manager, Angel Oak Capital Advisors, 2016-present; Portfolio Manager, Rainier Investment Management, 2009-2016	Portfolio Management

Colin McBurnette	Senior Portfolio Manager	10/26/2017	Senior Portfolio Manager, Angel Oak Capital Advisors, 2012-present	Portfolio Management

Patrick Galley	Chief Executive Officer, Chief Investment Officer, Portfolio Manager	Since inception	CIO/PM, RiverNorth Capital Management, LLC (2004- present). CEO, RiverNorth Capital Management, LLC (2020- present).	Portfolio Management
Steve O’Neill	Portfolio Manager	Since inception	PM, RiverNorth Capital Management, LLC (2007-present).	Portfolio Management

(a)(2)  Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than the Vivaldi Opportunities Fund, for which the members of the Investment Committee of the Sub-Adviser are primarily responsible for the day-to-day portfolio management as of March 31, 2020:

Name of Portfolio Management Team Member	Number of Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:			Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:
	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Michael Peck	0	0	0	3 accounts $122M	0	0
Scott Hergott	0	0	0	3 accounts $122M	7 accounts $62M	0
Brian Murphy	0	0	0	3 accounts $122M	8 accounts $63M	0
Jeff O’Brien	0	1 account $11.3M	0	4 accounts $592M	0	0
Daniel Lancz	0	1 account $11.3M	0	4 accounts $592M	0	0
Sreeni Prabu	0	9 accounts $1.1B	0	9 accounts $6.1B	2 accounts $627M	0
Berkin Kologlu	0	1 account $92M	0	5 accounts $5.4B	1 account $619M	6 accounts $390M
Matt Kennedy	0	1 account $92M	0	2 accounts $73M	1 account $619M	0
Colin McBurnette	0	1 account $92M	0	5 accounts $5.7B	2 accounts $627M	3 accounts $26M
Patrick Galley	0	4 accounts $472M	1 account $21M	12 accounts $3.4B	0	1 account $4M
Steve O’Neill	0	3 accounts $472M	1 account $21M	11 accounts $3.2B	0	1 account $4M

Conflicts of Interest

The Investment Manager, Sub-Advisers and Portfolio Managers may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

The management of multiple funds and/or other accounts may result in the Investment Manager, a Sub-Adviser or Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Manager seeks to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Most other accounts managed by a Portfolio Manager are managed using the same investment models that are used in connection with the management of the Fund.

If the Investment Manager, a Sub-Adviser or Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Manager and Sub-Advisers have adopted procedures for allocating portfolio transactions across multiple accounts.

The Investment Manager and Sub-Advisers have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Compensation Structure of Portfolio Manager

Compensation of the Investment Committee

The members of the Investment Committee are not directly compensated for their work with respect to the Fund; however, each member of the Investment Committee is an equity owner of the parent company of the Sub-Adviser and therefore benefits indirectly from the revenue generated from the Sub-Advisory Agreement.

(a)(4) Disclosure of Securities Ownership

Portfolio Management Team’s Ownership of Shares

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member:
Michael Peck	$500,001 - $1,000,000
Scott Hergott	$100,001 - $500,000
Brian Murphy	$10,001 - $50,000
Jeff O’Brien	$0 - $10,000
Daniel Lancz	$0 - $10,000
Sreeni Prabu	None
Berkin Kologlu	None
Matt Kennedy	None
Colin McBurnette	None
Patrick Galley	None
Steve O’Neill	None

(b) Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17CFR 229.407), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)            The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of ethics or any amendments thereto, that is subject to disclosure required by item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)  Not applicable.

(a)(4)  Not applicable.

(b)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Vivaldi Opportunities Fund

By (Signature and Title)*	/s/ Michael Peck
Michael Peck, President
(Principal Executive Officer)

Date	July 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Peck
Michael Peck, President
(Principal Executive Officer)

Date	July 6, 2020

By (Signature and Title)*	/s/ Chad Eisenberg
Chad Eisenberg, Treasurer
(Principal Financial Officer)

Date	July 6, 2020

* Print the name and title of each signing officer under his or her signature.

** Signatures on this page are for all the series

•	The Relative Value Fund
•	Vivaldi Opportunities Fund